______________________________________________


                           KRISPY KREME PROFIT-SHARING

                              STOCK OWNERSHIP PLAN

                           EFFECTIVE FEBRUARY 1, 1999

                _____________________________________________

                                TABLE OF CONTENTS
                                -----------------

ARTICLE 1.....................................................................................................1
DEFINITIONS...................................................................................................1

ARTICLE 2.....................................................................................................9
ADMINISTRATION OF THE PLAN....................................................................................9
         2.1 Designation of Plan Administrator................................................................9
         2.2 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration.................9
         2.3 Authority........................................................................................10
         2.4 Funding..........................................................................................11
         2.5 Successor Fiduciary..............................................................................11
         2.6 Bond.............................................................................................11
         2.7 Delegation of Services...........................................................................11
         2.8 Availability of Plan.............................................................................12
         2.9 Signature Authority..............................................................................12
         2.10 Fiduciary Notice Requirements...................................................................12
         2.11 Reliance........................................................................................12
         2.12 Authorization of Benefit Distributions..........................................................12
         2.13 Application and Forms for Distributions.........................................................12
         2.14 Investments.....................................................................................12
         2.15 Election of Investment Fund.....................................................................13
         2.16 Uniform Application.............................................................................13

ARTICLE 3.....................................................................................................13
ELIGIBILITY AND PARTICIPATION.................................................................................13
         3.1 Eligibility......................................................................................13
         3.2 Omission of Eligible Employee....................................................................13
         3.3 Inclusion of Ineligible Employee.................................................................14
         3.4 Leave of Absence.................................................................................14
         3.5 Maternity or Paternity Leave.....................................................................14
         3.6 Status During Leave of Absence...................................................................15
         3.7 Determination as to Eligibility..................................................................15
         3.8 USERRA and Qualified Military Service............................................................16

ARTICLE 4.....................................................................................................16
EMPLOYER CONTRIBUTIONS........................................................................................16
         4.1 Employer Contributions...........................................................................16
         4.2  Adjustments.....................................................................................16
         4.3 Compensation Allocation..........................................................................16
         4.4 Maximum Employer Contribution....................................................................16
         4.5 Form of Contribution.............................................................................17
         4.6 Prohibition on Voluntary Contributions...........................................................17
         4.7 Time of Contribution.............................................................................17


ARTICLE 5.....................................................................................................17
ALLOCATIONS AND LIMITATIONS ON ALLOCATION.....................................................................17
         5.1 Participant's Accounts...........................................................................17
         5.2 Allocation Formula...............................................................................18
         5.3 Specific Assets..................................................................................19
         5.4 Simultaneous Employment..........................................................................19
         5.5 Termination of Employment........................................................................20
         5.6 Determination of Maximum Annual Addition.........................................................20
         5.7 Excess Annual Additions..........................................................................21
         5.8 Rules Relating to Employer Which Maintains One or More Qualified Defined
                  Contribution Plans in Addition to this Plan.................................................22

ARTICLE 6.....................................................................................................22
ADMINISTRATION OF FUNDS.......................................................................................22
         6.1 Expenses of Trust................................................................................22
         6.2 Maintenance of Accounts..........................................................................22
         6.3 Investment in Employer Stock.....................................................................23
         6.4 Crediting of Accounts............................................................................23
         6.5 Voting of Employer Stock.........................................................................23
         6.6 Valuation........................................................................................23
         6.8 Diversification Election.........................................................................23
         6.9 Put Option.......................................................................................24

ARTICLE 7.....................................................................................................25
BENEFITS .....................................................................................................25
         7.1 Retirement.......................................................................................25
         7.2 Disability.......................................................................................26
         7.3 Termination of Employment........................................................................26
         7.4 Death............................................................................................28
         7.5 Method of Distribution of Benefits...............................................................29
         7.6 Form of Distribution.............................................................................29
         7.7 Commencement of Distribution of Benefits.........................................................30
         7.8 Limitation on the Distribution of Benefits.......................................................31
         7.9 Restrictions on Methods of Distribution..........................................................32
         7.10 Direct Rollovers................................................................................32
         7.11 Qualified Domestic Relations Orders.............................................................33
         7.12 Definitions.....................................................................................35

ARTICLE 8.....................................................................................................36
ACCOUNTING PROCEDURES.........................................................................................36
         8.1 Trust Accounts...................................................................................36


                                       ii


ARTICLE 9.....................................................................................................37
ADOPTION, AMENDMENT, TERMINATION, MERGER, ....................................................................37
CONSOLIDATION OR TRANSFER OF ASSETS...........................................................................37
         9.1 Amendment of Plan................................................................................37
         9.2 Election of Prior Vesting........................................................................38
         9.3 Discontinuance of Contributions and Termination of Plan and Trust................................38
         9.4 Merger, Consolidation, or Transfer...............................................................39
         9.5 Adoption By Affiliated Employers.................................................................39
         9.6 Designation of Agent.............................................................................39

ARTICLE 10....................................................................................................39
MISCELLANEOUS PROVISIONS......................................................................................39
         10.1 No Guaranty of Employment.......................................................................39
         10.2 Provision of Benefits...........................................................................39
         10.3 Headings........................................................................................40
         10.4 Governing Law...................................................................................40
         10.5 Spendthrift Clause..............................................................................40
         10.6 Severability....................................................................................40
         10.7 Authority of Trustee............................................................................40
         10.8 Claims..........................................................................................41
         10.9 Number and Gender...............................................................................41
         10.10 Audit..........................................................................................41

ARTICLE 11....................................................................................................42
TOP-HEAVY PLAN RULES..........................................................................................42
         11.1 Effect of Article 11 on Plan....................................................................42
         11.2 Definitions.....................................................................................43
         11.3 Minimum Contribution............................................................................46

                           KRISPY KREME PROFIT-SHARING
                              STOCK OWNERSHIP PLAN


         THIS PLAN is executed as of the 30th day of January, 2000, effective as of the 1st day of February, 1999, by Krispy Kreme Doughnut Corporation.


                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, Krispy Kreme Doughnut Corporation wishes to establish and adopt, for the benefit of its employees, a stock bonus plan and for such plan to qualify pursuant to the requirements of section 401(a) of the Code; and

         WHEREAS, the Board of Directors of Krispy Kreme Doughnut Corporation has authorized the establishment and adoption of the Krispy Kreme Profit-Sharing Stock Ownership Plan (the "Plan") that shall comply with the requirements of the Internal Revenue Code of 1986 and other changes in the law, including, but not limited to, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Omnibus Budget Reconciliation Act of 1990, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Plan is hereby established and adopted to read as follows effective February 1, 1999, except as otherwise provided herein:


                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

         When used herein, the following words shall have the following meanings unless the context clearly indicates otherwise:

         1.1 "ACCOUNT" shall mean those account(s) established and maintained on behalf of a Participant, including, but not limited to the Participant's Stock Account and Other Investments Account, as well as any other accounts which may be established for a Participant from time to time by the Plan Administrator, in its discretion.

         1.2 "ADJUSTMENT DATE" shall mean the last day of the Plan Year, which is January 30 in each year.

         1.3 "ADJUSTMENT FACTOR" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under section 415(d) of the Code, as applied to such items and in such manner as the Secretary shall provide.

         1.4 "AFFILIATED EMPLOYER" shall mean any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code, as modified by section 415(h) of the Code), which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code, as modified by section 415(h) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under section 414(o) of the Code.

         1.5  "AGENT  FOR   SERVICE  OF  LEGAL   PROCESS"   shall  be  the  Plan
Administrator or such other person as shall be so designated in writing by the Board of Directors.

         1.6 "Anniversary Date" shall mean for each year of the Plan, the last day of the Plan Year.

         1.7  "ANNUAL   ADDITION"   shall  mean  the  amount   allocated   to  a
Participant's Account during the Limitation Year that constitutes:

              (a) Employer contributions,

              (b) Employee contributions (although Employee contributions are not permitted under the Plan),

              (c) Amounts allocated to an individual medical account, as defined in section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, and

              (d) Amounts derived from contributions paid or accrued, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in section 419A(d)(3) of the Code), under a welfare benefit plan (as defined in section 419(e) of the Code) maintained by the Employer.

         1.8 "BENEFICIARY" shall mean such person or persons or legal entity as may be entitled as a matter of law to receive or designated by a Participant to receive benefits hereunder after the Participant's death, all as herein prescribed and provided. If a Participant is married on the applicable date, the Participant's spouse shall be the Beneficiary unless such spouse shall have waived in writing all rights to receive the Participant's Account, by consenting to the Participant's selection of another Beneficiary as provided in subsection 7.4(b). If the Participant shall have no surviving spouse, or if the Participant's spouse has properly waived her rights to receive any or all of the Account of the Participant, Beneficiary shall mean the person or persons designated by the Participant as his Beneficiary.

         1.9 "BOARD OF DIRECTORS" shall mean the Board of Directors of Krispy Kreme Doughnut Corporation, or its successors. To the extent the Board of Directors has delegated any of its authority or responsibilities with respect to the Plan, references to the Board of Directors shall include the entity or individuals to whom such authority or responsibilities have been delegated.

         1.10  "BREAK IN  SERVICE"  shall  mean,  subject to the  provisions  of
Article 3, a Plan Year during which the Employee has completed 500 or fewer Hours of Service with the Employer (excluding, however, any period covered by an authorized leave of absence).

         1.11 "CODE" shall mean the Internal Revenue Code of 1986, and any amendments thereto.

         1.12  "COMPENSATION"  shall mean total  cash  compensation  paid by the
Employer  to the  Participant  during  the Plan  Year  which is  required  to be reported as wages on the Participant's Form W-2, including regular bonus compensation payments, overtime and the amount of any salary reduction elected by a Participant pursuant to a plan maintained by the Employer under section 125 or section 401(k) of the Code. The maximum amount of compensation that may be taken into account pursuant to section 401(a)(17) of the Code, is limited to one hundred sixty thousand dollars ($160,000), which limit shall be adjusted to reflect cost-of-living increases pursuant to section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the compensation limit set forth under the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93") will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         Any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         1.13 "CURRENT OBLIGATIONS" shall mean Trust obligations arising from extension of credit to the Trust and payable in cash within one year from the date an Employer contribution is due. Trust obligations shall include the liability for payment of taxes imposed by section 2001 of the Code, which liability is incurred pursuant to section 2210(b) of the Code.

         1.14 "DEFINED CONTRIBUTION DOLLAR LIMITATION" shall mean $30,000, or, if greater, one-fourth of the defined benefit dollar limitation which is in effect for the Limitation Year, pursuant to section 415(b)(1) of the Code.

         1.15 "DISABILITY" shall mean the total and permanent incapacity of a Participant to engage in any occupation for wage or profit for which the
Participant is qualified by reason of training, education or experience. Disability shall be deemed to exist when determined by the Plan Administrator upon the basis of the certificate of a qualified physician approved by the Plan Administrator and such other evidence as the Plan Administrator deems acceptable. The determination shall be applied uniformly to all Participants.

         1.16  "EFFECTIVE DATE" shall mean the 1st day of February, 1999.

         1.17 "ELIGIBILITY YEAR" shall mean the attainment of age 18 and the completion of at least 1,000 Hours of Service during 12 consecutive months of service with the Employer. The calculation of the initial 12 month period shall begin on the Employee's Employment Commencement Date, and each successive 12 month period shall begin on the Anniversary Date of the Plan following the Employee's Employment Commencement Date.

         1.18 "EMPLOYEE" shall mean any individual who is employed by the Employer; provided, however, the term "Employee" shall not include (a) leased employees who are "Leased Employees" within the meaning of section 414(n) or (o) of the Code; or (b) individuals who are treated as independent contractors by the Employer, regardless of whether the Internal Revenue Service requires that such individuals be considered employees for any purpose.

         1.19 "EMPLOYER" shall mean Krispy Kreme Doughnut Corporation and any entity with or into which they may be merged or consolidated or to which their assets may be sold, and any entity which is or may become an Affiliated Employer and adopts the Plan; provided, however, the inclusion of an entity within or the removal of any entity from the meaning of the word "Employer," for purposes of participation of such entity as an Employer under the Plan, shall be effected only by action of its governing body and the Board of Directors.

         1.20 "EMPLOYER STOCK" shall mean a "qualifying employer security" of the Employer within the meaning of section 4975(e)(8) of the Code or Regulation section 54.4975-12. The term "Employer Stock" shall include Stock as defined below.

         1.21 "EMPLOYMENT COMMENCEMENT DATE" shall mean the date on which an Employee first performs an Hour of Service for the Employer; provided, however, if an Employee shall have incurred a Break in Service as provided for in Section 1.10, and his prior service for purposes of Plan eligibility is forfeited, the Employee's Employment Commencement Date shall be the date on which such Employee first performs an Hour of Service following his return after such Break in Service.

         1.22 "EMPLOYMENT WITH THE EMPLOYER" shall, for all purposes of this Plan, include any period that an Employee was employed by an Employer, as defined in Section 1.19, subject to the Break in Service rules set forth in this Plan.

         1.23 "ENTRY DATE" shall mean the first day of the first month coinciding with or immediately following an Employee's completion of the eligibility requirements set forth in Sections 1.17 and 3.1.

         1.24 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, and all amendments thereto.

         1.25 "FIDUCIARY" means the Plan Administrator and any fiduciary to whom duties have been delegated pursuant to Article 2 of the Plan.

         1.26 "HIGHLY COMPENSATED EMPLOYEE" includes highly compensated active Employees and highly compensated former Employees.

         A highly compensated active Employee means any Employee who performs service for the Employer during the determination year and who:

              (a) was a 5 percent owner at any time during the year or the preceding year, or

              (b)  for the preceding year:

                   (i) had compensation from the Employer in excess of $80,000 (indexed as such time and in such manner as the Secretary of the Treasury may provide), and

                   (ii) if the Employer elects the application of this clause for such preceding year, was in the top-paid group of employees (i.e., was among the top 20% of employees in compensation) for such preceding year.

         Compensation is compensation within the meaning of Code Section 415(c)(3), but without regard to Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b).

         The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, will be made in accordance with the provisions of Code Section 414(q) and the regulations thereunder.

         A former employee shall be treated as a "Highly Compensated Employee" if such employee was a Highly Compensated Employee when he or she separated from service or who was a Highly Compensated Employee at any time after attaining age fifty-five (55).

         For all purposes of this definition, Employers aggregated under Section 414(b), (c), (m) or (o) are treated as a single Employer.

         1.27 "HOUR OF SERVICE" shall mean:

              (a) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee as of the time the duties are performed;

              (b)  Each  hour  for which  an  Employee  is paid,  or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence (including maternity or paternity leave). No more than 501 Hours of Service shall be credited under this subsection for any single continuous period (whether or not such period occurs in a single Plan Year). Hours under this Section shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations, the provisions of which are incorporated herein by reference;

              (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subsection 1.27(a) or 1.27(b), as the case may be, and under this subsection. These hours shall be credited to the Employee for the time as of which the award or agreement pertains rather than the time the award, agreement or payment is made;

              (d) Where the Employer maintains the plan of a predecessor employer, unless specifically stated otherwise, service for such predecessor employer shall be treated as service for the Employer.

         1.28 "INACTIVE PARTICIPANT" shall mean any Employee or former Employee who has ceased to be a Participant and on whose behalf an Account is maintained under the Plan.

         1.29 "INVESTMENT MANAGER" shall mean the person or persons (if any) designated by the Board of Directors who shall be charged with the management of all or a portion of the assets of the Trust. An Investment Manager is any person, firm or corporation other than the Trustee who (a) has the power to manage, acquire, or dispose of any portion of the Trust Fund; (b) is registered as an investment advisor under the Investment Advisors Act of 1940, is a bank as defined in that Act, or is an insurance company qualified to perform the services described in (a) above; and (c) has acknowledged in writing that it is a fiduciary with respect to the Plan.

         1.30 "LIMITATION YEAR" as defined by section 415 of the Code, shall be the period from February 1 to January 30, subject to any necessary adjustments, as determined by the Plan Administrator, on account of the date the Plan was established. If the Limitation Year is amended to a different twelve consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         1.31 "NAMED FIDUCIARY" shall mean the person or persons, designated as hereinafter provided, who shall be in charge of the operation and administration of the Plan or Trust. "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the

Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan or Trust, or has any authority or responsibility to do so, or (c) has any discretionary authority or responsibility in the administration of the Plan or Trust, including, but not limited to, the Trustee, the Board of Directors, and the Plan Administrator, as well as Participants or Beneficiaries, as applicable, to the extent such Participants or Beneficiaries may exercise investment direction or voting rights.

         1.32 "NORMAL RETIREMENT DATE" shall mean the Adjustment Date coinciding with or following the 65th birthday of a Participant; and "Normal Retirement Age" shall mean age 65.

         1.33 "OTHER INVESTMENTS ACCOUNT" shall mean an account which consists of investments, other than Employer Stock, cash dividends on Employer Stock, and earnings and losses on these amounts.

         1.34 "PARTICIPANT" shall mean any Employee who has met the eligibility requirements of the Plan and who shall have acquired an interest in the Trust Fund pursuant to the provisions of the Plan.

         1.35 "PLAN" shall mean the Krispy Kreme Profit-Sharing Stock Ownership Plan, as set forth in this document and all subsequent amendments thereto, which Plan is a stock bonus plan under section 401(a) of the Code.

         1.36 "PLAN ADMINISTRATOR," as that term is defined in section 3(16)(A) of ERISA and section 414(g) of the Code, shall be the named fiduciary with authority to control and manage the operation and administration of the Plan. The Plan Administrator shall be Krispy Kreme Doughnut Corporation, or its successor, unless Krispy Kreme Doughnut Corporation, or its successor, shall appoint a committee of three (3) or more persons as Plan Administrator. The Board of Directors may, in accordance with Section 2.2 hereof, replace an administrative committee by appointing a successor committee of three or more persons as Plan Administrator.

         1.37 "PLAN YEAR" shall mean the 12 month period commencing February 1, 1999, and ending January 30, 2000. Thereafter, Plan Year shall mean the 12 month period ending with the last day of the Employer's Taxable Year.

         1.38 "QUALIFIED ELECTION PERIOD" shall mean the five Plan Year period beginning with the later of:

              (a) the Plan Year after the Plan Year in which the Participant attains age 55; or

              (b) the Plan Year after the Plan Year in which the Participant first becomes a "Qualified Participant."

         1.39 "QUALIFIED PARTICIPANT" shall mean a Participant who has attained age 55, and who has been a Participant of the Plan for at least ten years.

         1.40 "REGULATION" shall mean the income tax regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

         1.41 "STOCK" shall mean common stock issued by the Employer, or Affiliated Employer, which is readily tradable on an established securities market; provided, however, "Stock" shall also include common stock issued by the Employer, or Affiliated Employer, having a combination of voting power and dividend rights equal to or in excess of those classes of common stock of the Employer or Affiliated Employer having the greatest voting power and the greatest dividend rights.

         1.42 "STOCK ACCOUNT" shall mean an account which consists of whole and fractional shares of Stock, and with stock dividends paid on such Stock.

         1.43 "TAXABLE YEAR" shall mean the 12 month period adopted by the Employer as its fiscal year for tax purposes. The Taxable Year of Krispy Kreme Doughnut Corporation is the 12 month period ending on the Sunday closest to January 31 of each year. If, at any time, the term "Employer" shall include more than one separate entity and all such separate entities shall not have the same fiscal year, the fiscal year of each separate entity shall be the "Taxable Year" for each such separate entity.

         1.44 "TRUST" as used herein shall mean the legal entity resulting from the agreement between Krispy Kreme Doughnut Corporation and the Trustee by which the Plan contributions shall be received, held, invested, and disbursed to or for the benefit of Participants and/or Beneficiaries. Such agreement shall be referred to herein as the "Trust Agreement."

         1.45 "TRUSTEE" shall mean the person, persons or corporation, association, or a combination thereof appointed under the agreement establishing the Trust, who may at any time possess any power or control over the management or disposition of the funds or other property constituting the assets of this Plan.

         1.46 "TRUST FUND" shall mean all funds received by the Trustee together with any increments or decrements thereon.

         1.47 "VALUATION DATE" shall mean the date upon which Accounts are valued and allocations made, which shall be the Adjustment Date of each Plan Year and any other dates selected by the Plan Administrator. If it becomes necessary to sell, exchange or transfer Plan assets on a date other than the Valuation Date, the Plan Administrator may, from time to time, establish a special Valuation Date, in a manner which it deems appropriate to assure the equitable treatment of all Participants.

         1.48 "YEAR OF SERVICE" shall mean a Plan Year during which an Employee is credited with at least 1,000 Hours of Service or more with the Employer. Years of Service completed by an Employee with any corporation, partnership, or proprietorship which is a member of a controlled group of corporations within the meaning of section 1563(a) of the Code, determined without regard to sections 1563(a)(4) and 1563(e)(3)(C) of the Code, or is a member of an Affiliated Service Group with the Employer, or has adopted the Plan as an Employer shall be recognized as Years of Service with the Employer.

                                    ARTICLE 2
                           ADMINISTRATION OF THE PLAN
                           --------------------------

         2.1 DESIGNATION OF PLAN ADMINISTRATOR.  The Plan Administrator shall be
             ---------------------------------
in charge of the operation and the administration of the Plan. The Plan Administrator shall have the power to delegate specific fiduciary responsibilities (other than the fiduciary responsibilities of the Trustee relating to the control of the Trust Fund). Such delegation of fiduciary responsibilities may be to officers or Employees of the Employer, or to other individuals, all of whom shall serve at the pleasure of the Plan Administrator; and any individuals who are full-time Employees of the Employer shall serve without compensation. Any person to whom fiduciary duties have been delegated may resign upon reasonable notice by delivering a written resignation to the Plan Administrator; however, the resignation shall not relieve such person from any breach of fiduciary duty that arose prior to the resignation or because of the resignation. Vacancies created by resignation, death, or other cause may be filled by the Plan Administrator; or the assigned responsibilities may be reabsorbed by or re-delegated by the Plan Administrator.

         2.2 ALLOCATION OF  RESPONSIBILITY  AMONG FIDUCIARIES FOR PLAN AND TRUST
             -------------------------------------------------------------------
ADMINISTRATION.  The Fiduciaries shall have only those specific powers,  duties,
--------------
responsibilities, and obligations as are specifically given or delegated to them under this Plan and the Trust Agreement. The Employer shall have the sole responsibility for making the contributions under the Plan as specified in
Article 4. The Board of Directors shall have the sole authority to appoint and remove the Plan Administrator, any Trustee or Trustees, any Investment Manager which may be appointed pursuant to this Plan and the Trust Agreement, and to amend or terminate, in whole or in part, this Plan or the Trust Agreement; provided, however, that the Board of Directors may delegate to the Compensation Committee of the Board of Directors all such authority, other than the authority to terminate the Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in this Plan. Subject to the rights of Qualified Participants to make a diversification election, and further subject to the voting rights of Participants and Beneficiaries as Named Fiduciaries pursuant to this Plan and the Trust Agreement, the Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, except to the extent an Investment Manager has been appointed, all as specifically provided herein. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan and the Trust Agreement authorizing or providing for such direction, information or action. It is intended under this Plan and the Trust Agreement that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for any act or failure to act of another Fiduciary. No

Fiduciary guarantees the Trust or any Participant or Beneficiary in any manner against investment loss or depreciation in asset value.

         2.3  AUTHORITY.  The Plan  Administrator  shall  administer the Plan in
              ---------
accordance with its terms and shall have the power to exercise its discretion in determining all questions arising in connection with the administration, interpretation, and application of the Plan. The Plan Administrator shall interpret and construe the provisions of this Plan, decide any disputes which may arise with regard to the rights of Employees, Participants, and their legal representatives or Designated Beneficiaries under the terms of this Plan, and, in general, direct the administration of this Plan. The decision of the Plan Administrator in matters within its jurisdiction shall be final, binding, and conclusive upon the Employer and upon all Employees, Participants, Designated Beneficiaries, and every other person or party interested or concerned. The duties of the Plan Administrator shall include, but shall not be limited to the following:

              (a) Determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder.

              (b) Compute, certify, and direct the Trustee with respect to the amount and kind of benefits to which any Participant shall be entitled hereunder and to prescribe procedures to be followed by Participants or Beneficiaries for filing applications for distributions.

              (c)   Authorize  and  direct  the  Trustee  with  respect  to  all
nondiscretionary   or  otherwise  directed disbursements from the Trust.

              (d) Maintain all necessary records for the administration of the Plan.

              (e)  Interpret  the   provision  of  the  Plan  and  to  make  and
publish such rules for regulation of the Plan as are consistent with the terms thereof.

              (f)   Determine   the  size  and  type  of   any  contract  to  be
purchased from any insurer, if any, and to designate the insurer from which such contract shall be purchased.

              (g) Compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust.

              (h) Consult the Board of Directors and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives.

              (i) Establish and communicate to Participants a procedure and method to insure that each Participant will vote Employer Stock allocated to such Participant's Stock Account pursuant to the Plan and the Trust Agreement.

              (j) Enter into a written agreement with regard to the payment of federal estate tax pursuant to section 2210(b) of the Code.

              (k) Assist any Participant regarding his rights, benefits, or elections available under the Plan.

         2.4  FUNDING.  The  Plan  Administrator  shall  establish  the  general
              -------
investment policy and objectives for the Trust Fund, consistent with the needs of the Plan and the requirements of ERISA, and shall communicate same to the Trustee and to any Investment Manager who may then be serving as such, as promptly as practicable after establishing or revising same. It shall be the responsibility of any such Investment Manager to advise the Plan Administrator and the Trustee at reasonable intervals and at such other times as the Plan Administrator or the Trustee shall request of all investments and reinvestments of the Trust Fund made in furtherance of such investment policy and objectives. The Plan Administrator shall be charged with maintaining the funding method and policy, with such duties and responsibilities including, but not limited to a periodic review, not less often than annually, to determine whether the funding policy and method are consistent with the current needs of the Plan.

         2.5  SUCCESSOR FIDUCIARY.  Upon the death, resignation, or inability to
              -------------------
serve of any person to whom the Employer, Board of Directors or Plan Administrator has delegated fiduciary duties, a successor fiduciary shall be appointed within 30 days. If the Employer shall cease to exist, or be dissolved, voluntarily or involuntarily, or have a receiver or trustee in bankruptcy appointed, a successor fiduciary shall be appointed within 30 days by the then remaining persons (if any) to whom fiduciary duties have been delegated. If there are no remaining persons to whom the Board of Directors or Plan Administrator has delegated fiduciary duties, or in the event of the inability, failure, or refusal of the then remaining fiduciaries to make such appointment, a successor fiduciary shall be selected by a majority of the Participants under the Plan who are Employees of the Employer at the time of the occurrence of the foregoing events.

         2.6 BOND. A fidelity bond or other surety shall be required of the Plan
             ----
Administrator, as well as all individuals to whom fiduciary duties have been delegated or will be delegated, and such bond will be of the type required by the terms and provisions of ERISA and the regulations issued pursuant thereto, and shall be in an amount equal to the greater of one thousand ($1,000) dollars, or ten percent (10%) of the assets in the Plan, but need not be greater than five hundred thousand dollars ($500,000) unless provided otherwise by the Secretary of Labor or ERISA. The payment of premiums of such bond or other surety shall be paid by the Employer within a reasonable time, or, upon its failure to do so, by the Trustee from the Trust Fund.

         2.7 DELEGATION OF SERVICES. The Plan Administrator and those to whom it
             ----------------------
has delegated fiduciary duties may employ such counsel and agents and obtain such clerical and other services (including accounting, legal counsel, and investment managers and advisors) as may be required in carrying out the
provisions  of  the  Plan.  All  fees,  charges,   and  costs  relating  to  the
administration of the Plan shall be paid by the Employer, or, if the expense specifically relates to administration of the Plan or the Trust, such expenses may be paid by the Trustee from the Trust Fund, consistent with the requirements of ERISA.

         2.8  AVAILABILITY  OF PLAN.  The  principal  terms of the Plan shall be
              ---------------------
communicated to the Employees by the Employer. Copies of the Plan and the Trust Agreement shall be available to each Participant hereunder by having a copy available at the principal offices of the Employer during business hours.

         2.9  SIGNATURE  AUTHORITY.  If the Plan  Administrator  shall  delegate
              --------------------
specific fiduciary responsibilities, it may designate and authorize one or more of the persons so delegated to sign documents for it, and shall further notify the Trustee of such action and the name or names of the person or persons so designated. The Trustee shall thereafter accept and rely upon any document executed by such person or persons as representing action by the Plan
Administrator until the Plan Administrator shall deliver to the Trustee a written revocation of such designation.

         2.10 FIDUCIARY NOTICE REQUIREMENTS. The Plan Administrator and those to
              -----------------------------
whom it has delegated fiduciary duties shall notify the Trustee of any action taken with respect to the Plan and when required to do so, shall notify any other interested party. The Plan Administrator and those to whom it has delegated fiduciary duties shall maintain all such books of account, records, and other data as shall be necessary to properly administer the Plan and meet the disclosure and reporting requirements of ERISA and the Code. The Plan Administrator shall ensure that the Plan is in compliance with the various reporting requirements set forth in ERISA, the Code and the regulations thereunder.

         2.11  RELIANCE.  The  Plan  Administrator  shall  be  entitled  to rely
               --------
conclusively upon, and shall be fully protected in any actions taken by it in good faith and in reliance upon, any opinions or reports which shall be furnished to it by any accountant, actuary, counsel, or other specialist. The Plan Administrator shall not incur any liability for its action or failure to act, excepting only liability for its own gross negligence or willful misconduct. The Employer shall indemnify each person to whom the Plan Administrator has delegated fiduciary duties against all claims, losses, damages, expenses, and liabilities arising from any action or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such person.

         2.12  AUTHORIZATION OF BENEFIT DISTRIBUTIONS. The Plan Administrator or
               --------------------------------------
its agent shall issue directions to the Trustee concerning all distributions which are to be made from the Trust Fund pursuant to the provisions of the Plan, and shall warrant that all such directions are in accordance with this Plan.

         2.13  APPLICATION AND FORMS FOR DISTRIBUTIONS.  The Plan  Administrator
               ---------------------------------------
may require a Participant to complete and file with the Plan Administrator an application for a distribution, and all other forms approved by the Plan Administrator, and to furnish all pertinent information requested by the Plan Administrator. The Plan Administrator may rely upon all such information so furnished it, including the Participant's current mailing address.

         2.14  INVESTMENTS. The Committee shall have the power, but shall not be
               -----------
required, to direct the investments and reinvestments of the principal and income of the Trust Fund, subject to the limitations provided in this Plan and the Trust Agreement as to the character of the investments permitted, and further subject to the limitations of ERISA as determined by the Trustee. In addition, the Board of Directors shall have the authority, but shall not be required, to select one or more Investment Managers to manage all or any portion of the Trust Fund. The Board of Directors may delegate to the Investment Manager the power to direct the acquisition and disposition of assets held in the Trust Fund. If the Board of Directors should appoint an Investment Manager, it shall indemnify against liability for the acts or omissions of the Investment Manager all other persons to whom it has delegated fiduciary duties, except if such fiduciary knows that by its act or failure to act it is committing a breach of fiduciary duty. Any Investment Manager shall serve at the pleasure of the Board of Directors but may resign, with reasonable notice, by filing a written resignation with the Board of Directors. The Investment Manager shall indemnify each person to whom it has delegated fiduciary duties against any and all claims, losses, damages, expenses, and liabilities arising from any action or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct.

         2.15  ELECTION OF INVESTMENT FUND. The Plan Administrator may authorize
               ---------------------------
the use of one or more Investment Funds with respect to the diversification election of a Qualified Participant, pursuant to Section 6.8 of the Plan. "Investment Fund" shall mean the investment alternatives within the Trust Fund, selected by the Plan Administrator and maintained by the Trustee to which the Participants are allowed to direct the investment of their Accounts. The Plan Administrator shall notify each Qualified Participant of the available Investment Funds prior to his Qualified Election Period, and shall promulgate written procedures for making a diversification election.

         2.16  UNIFORM APPLICATION.  The provisions of this Plan  shall apply to
               -------------------
all Participants uniformly.



                                    ARTICLE 3
                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

         3.1 ELIGIBILITY. Each Employee who is in the employ of the Employer and
             -----------
has attained age 18 shall be eligible to participate in the Plan upon completion of one Eligibility Year. Such Employee shall commence participation in the Plan as of the Entry Date coincident with or next following completion of such Eligibility Year. If an Affiliated Employer which has not previously participated in the Plan shall join the Plan, Employees of such Affiliated Employer who have completed the equivalent of an Eligibility Year with the Affiliated Employer at the time the Affiliated Employer adopted the Plan shall immediately be entitled to participate. The Employer shall give each prospective eligible Employee written notice of his eligibility to participate in the Plan prior to the date as of which he shall complete one Eligibility Year. If an Employee has a Break in Service before satisfying the Plan's requirement for eligibility, service before such break will not be taken into account.

         3.2  OMISSION OF ELIGIBLE EMPLOYEE.  If, in any Plan Year, any Employee
              -----------------------------
who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the Employer would have contributed with respect to such Employee had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any Taxable Year under applicable provisions of the Code.

         3.3 INCLUSION OF INELIGIBLE EMPLOYEE.  If, in any Plan Year, any person
             --------------------------------
who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a forfeiture for the Plan Year in which the discovery is made.

         3.4  LEAVE OF  ABSENCE.  For  purposes  of  determining  the  period of
              -----------------
employment of any Employee, an Employee shall be deemed to be actively employed with the Employer during periods covered by an authorized leave of absence, with or without pay, provided, however, no more than 501 Hours of Service shall be credited on behalf of a Participant during a leave of absence, and shall be credited solely to prevent a Break in Service, unless otherwise provided by law. Absence from work for the following reasons shall constitute an authorized leave of absence:

              (a)  Illness or accident.

              (b) A leave of absence authorized by the Employer, under the Employer's standard personnel practices (as from time to time amended), provided that the terms thereof shall be applied uniformly to all Employees similarly situated, and, provided further, that the Employee returns to service after the end of the leave of absence.

              (c) During a period of national emergency or as required by the Selective Service Act of 1948 or a subsequent act of like intent or purpose requiring service with the armed forces, the government of the United States, the Coast Guard, or Public Health Service, provided the Employee returns to the service of the Employer within 90 days after completion of service as described above, or such longer period during which the Employee's employment rights are protected by law.

         Notwithstanding any of the above provisions, an Employee who is not a Participant under the Plan at the time such authorized leave of absence commences shall not become eligible for membership in the Plan until he returns to active employment with the Employer.

         3.5 MATERNITY OR PATERNITY LEAVE. During a maternity or paternity leave
             ----------------------------
of absence, no more than 501 Hours of Service shall be credited on behalf of a Participant, and shall be credited solely to prevent a Break in Service. With regard to maternity or paternity leave of absence, the following special provisions shall apply:

              (a) An Employee shall be deemed to be on a maternity or paternity leave of absence if he is absent from work for any period because of the Employee's pregnancy, the birth of a child of the Employee, or the placement of a child with the Employee in connection with the adoption of the child by the Employee, or for purposes of caring for the child for the period immediately following the child's birth or placement.

              (b) An Employee shall be credited with the number of Hours of Service which would otherwise normally have been credited to him or her but for such absence, or, if such Hours of Service cannot be determined, the Employee will be credited with eight Hours of Service per day for the duration of the absence; provided, however, the total number of Hours of Service credited to the Employee by reason of such pregnancy, birth or placement shall not exceed 501 hours.

              (c) Hours of Service credited as a result of maternity or paternity leave shall be credited in the computation period in which the absence from work begins, if solely because such Hours of Service are credited, the Employee would be prevented from incurring a Break in Service in such period. In all other cases such Hours of Service shall be credited in the immediately following computation period.

              (d) No credit will be given for a maternity or paternity leave of absence unless the Employee furnishes the Plan Administrator whatever timely information it may require to establish that the absence from work is for one of the reasons described in subsection (a) above, as well as whatever timely information is necessary to establish the number of days of the absence.

         3.6 STATUS DURING LEAVE OF ABSENCE.  If an Employee is on an authorized
             ------------------------------
leave of absence after he has become a Participant under the Plan, he shall continue to remain a Participant during such leave of absence. However, during the period of such leave of absence, no Employer contributions shall be allocated to the credit of his Account except upon the basis of such compensation as he may receive from the Employer during the leave of absence. If the Participant does not return to the employ of the Employer upon or prior to the expiration of the leave of absence, it shall be conclusively presumed that his employment was terminated on or as of the date of the expiration of such leave of absence. However, if the death of such Participant occurs prior to the expiration of such leave of absence, the death benefit provided in Section 7.4 shall be payable to the Participant's Beneficiary.

         3.7 DETERMINATION AS TO ELIGIBILITY. Any question as to the eligibility of any Employee hereunder shall be determined by the Plan Administrator in accordance with the terms hereof and in its sole discretion. Such determination shall be final and conclusive for all purposes. The Plan Administrator shall determine the eligibility of Participants in accordance with the provisions of this Plan from the books and records of the Employer, or from such other information or evidence as it may deem sufficient, and shall provide notice to each Employee when he has become eligible for membership hereunder.

         3.8  USERRA  AND  QUALIFIED  MILITARY  SERVICE.   Notwithstanding   any
              -----------------------------------------
provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).


                                    ARTICLE 4
                             EMPLOYER CONTRIBUTIONS
                             ----------------------

         4.1  EMPLOYER  CONTRIBUTIONS.  For each  Taxable  Year of the  Employer
              -----------------------
during the continuance of this Plan, and within the time permitted by section 412(c)(10) of the Code, the Employer shall contribute to the Trust such amount as it may determine to be appropriate and reasonable for such Taxable Year, without regard to current or accumulated earnings and profits, it being the purpose and intention of the Employer that the contributions under the Plan shall be recurring and substantial.

         4.2 ADJUSTMENTS.  Although the Employer is not required to have current
             -----------
or accumulated profits to make a contribution to the Plan, if the annual contribution of the Employer to the Trust for any Taxable Year, as authorized by the terms and provisions of this Plan, should be based upon a percentage of the Employer's annual net profit for such year, no adjustment affecting the annual net profit of the Employer made subsequent to 90 days after the filing of the Employer's Federal income tax return for the particular year, whether resulting from audit of the Employer's tax returns or otherwise, shall change the amount of the contribution required to be made to the Trust Fund for such Taxable Year.

         4.3  COMPENSATION  ALLOCATION.  If the contribution by the Employer for
              ------------------------
any Plan Year should be based upon the compensation of Participants for such Plan Year, then in the case of a Participant who is simultaneously employed by two or more Employers participating in the Plan, or in the case of a Participant who has transferred during the year from the employment of one Employer to another Employer, both of which Employers participate in the Plan, and there is no unauthorized absence between the date employment ceases with one Employer and the date employment commences with the other Employer, each Employer that said Participant is employed by during the Taxable Year, whether simultaneously or as a result of transfer, which is making a contribution for such Plan Year, shall contribute to the Trust such amount (determined on the basis of the ratio of the Participant's total compensation earned with each Employer to his total aggregate compensation earned with all Employers during the Taxable Year) as will provide for said Participant's account the sum required under the allocation provisions of the Plan.

         4.4  MAXIMUM EMPLOYER CONTRIBUTION. Notwithstanding any other provision
              -----------------------------
of this Article, no annual contribution of the Employer to the Trust shall exceed an amount equal to the maximum deduction allowable in such year for Federal income tax purposes under section 404 of the Code, including the "carry over" provisions (which relate to contributions in previous years of more or less than the maximum amount deductible), or the maximum amount permitted to be contributed pursuant to the provisions of section 415 of the Code, whichever shall be the smaller. In this regard, if the Employer is a member of a group of employers which constitutes either a controlled group of corporations, trades or businesses under common control, or an "Affiliated Service Group" as that term is defined by section 414(m) of the Code, all of such employers shall be considered a single Employer for purposes of applying the limitations of section 415 of the Code.

         4.5 FORM OF CONTRIBUTION. The amount of the Employer's contribution for
             --------------------
each year shall be paid to the Trust either in a single payment or in installments, and either in cash or Employer Stock, or other property, as determined by the Employer. Employer Stock and other property shall be valued as of the time of the contribution at its fair market value in accordance with the requirements of the Code.

         4.6      PROHIBITION ON VOLUNTARY CONTRIBUTIONS.       This   Plan   is
                  --------------------------------------
noncontributory, and no articipant hereunder shall be required or permitted to contribute to the Trust.

         4.7  TIME OF  CONTRIBUTION. The Employer shall pay its contribution for
              ---------------------
each Taxable Year to the Trustee within the time prescribed by law for the filing of its Federal income tax return for such year, including extensions of time. Generally, the Employer shall pay its contribution to the Trustee on the business day closest to April 15th of each year.


                                    ARTICLE 5
                    ALLOCATIONS AND LIMITATIONS ON ALLOCATION
                    -----------------------------------------

         5.1  PARTICIPANT'S ACCOUNTS.  An Account or Accounts necessary to cause
              ----------------------
the assets of the Plan to be properly allocated shall be established and maintained in the name of each Participant. The Plan Administrator may add or delete Accounts from time to time, and may adopt uniform rules for the administration of accounts. A "Stock Account" and an "Other Investments Account" may be established and maintained in the name of each Participant as a sub-account to each Participant's Account. Subject to the provisions of subsection 5.1(e), allocations shall be made to the Accounts as follows:

              (a) The Stock Account of each Participant shall be credited as of the Valuation Date with the Participant's allocable share of Stock, as determined under Section 5.2, including fractional shares, purchased and paid for by the Trust or contributed in kind by the Employer, and stock dividends paid on Stock held in the Participant's Stock Account.

              (b) The Other Investments Account of each Participant shall be credited as of the Valuation Date with the Participant's allocable share of the net income (or loss) of the Trust, cash dividends on Employer Stock allocated to the Participant's Stock Account and Employer contributions which have not been used to purchase Employer Stock. This Account will be debited for any payments for purchases of Employer Stock.

         5.2  ALLOCATION FORMULA.
              ------------------
              (a) For each Plan Year, the Employer shall certify to the Plan Administrator and the Trustee the total amount of contributions to the Plan, setting forth separately: (i) the amount being contributed for the benefit of the Participants; (ii) each Participant's Compensation; (iii) the aggregate Compensation of all Participants for the Plan Year; and (iv) such other information as may be required to enable the Trustee to properly allocate the contributions and to file such tax and information returns as are necessary.

              (b) As soon as administratively possible after receipt of the information set forth in subsection (a) above, the Plan Administrator shall allocate the Employer's contribution to all eligible Participants. Any amounts forfeited by Participants pursuant to Section 7.3 shall be used to offset the amount contributed by the Employer. The contribution shall be allocated as of each Adjustment Date in the same proportion that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year; provided, however, that Compensation earned prior to a Participant's Entry Date shall not be considered for purposes of allocating contributions under the Plan. A Participant must be employed on the last day of the Plan Year to receive an allocation for such Plan Year, unless the Participant terminated employment on account of (i) Disability; (ii) death; or (iii) retirement after attainment of age 55 and completion of ten Years of Service.

                   (i) Notwithstanding anything herein to the contrary, if the Plan fails to meet the requirements of sections 401(a)(26), 410(b)(1) or 410(b)(2)(A) of the Code and the Regulations thereunder because Employer contributions have not been allocated to a sufficient number or percentage of Employees for a Plan Year, then each Participant, other than those Participants who terminate employment during the Plan Year prior to completion of at least 501 Hours of Service, shall be entitled to receive an allocation of the Employer's contribution for that Plan Year.

                   (ii) Nothing in this Section shall permit the reduction of a Participant's accrued benefit. Therefore, any amounts that have previously been allocated to Participants may not be reallocated to satisfy the requirements described in subsection (i) above. In such event, the Employer shall make an additional contribution equal to the amount those Participants entitled to receive an allocation pursuant to subsection (i) above, would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under section 404 of the Code. Any adjustment to the allocations pursuant to this subsection shall be considered a retroactive amendment adopted by the last day of the Plan Year.

              (c) The net income (or loss) of the Trust will be determined not less often than annually as of each Valuation Date, and a share thereof shall be allocated to each Participant's Account in the ratio to which the balance of such Participant's Account on the preceding Valuation Date bears to the sum of the Accounts of all Participants on that date. Prior to such allocation of income (or loss), there shall be debited all distributions made during the Plan Year from such Participant's Account, and all additions (other than allocations) made during the Plan Year shall be credited to the Participant's Account. The net income (or loss) includes the increase (or decrease) in the fair market value of assets of the Trust, interest, dividends, other income and expenses attributable to assets in the Accounts since the preceding Valuation Date. Cash dividends on Employer Stock allocated after the first month of the Plan Year shall not share in any earnings or losses of the Trust Fund for such Plan Year. Earnings or losses do not include the interest paid under any installment contract for the purchase of the Employer Stock by the Trust.

              (d) The Plan Administrator shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article. Except as provided in Regulation section 54.4975-11(d), Employer Stock acquired by the Plan shall be accounted for as provided under Regulation section 1.402(a)-1(b)(2)(ii), allocations of Employer Stock shall be made separately for each class of stock, and the Plan Administrator shall maintain adequate record of the cost basis of all shares of Employer Stock allocated to each Participant's Stock Account. Should the Plan Administrator determine that the strict application of its accounting procedures shall not result in an equitable and nondiscriminatory allocation among Participants, it may modify its procedures for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan.

         5.3  SPECIFIC  ASSETS.  The fact that an  allocation  shall be made and
              ----------------
credited to the Account of a Participant shall not vest in such Participant any right, title, or interest in and to any assets except at the time or times and upon the terms and conditions expressly set forth in this Plan.

         5.4  SIMULTANEOUS EMPLOYMENT.
              -----------------------

              (a) Notwithstanding any provision of this Trust to the contrary, no provision herein shall be construed to mean that a contribution by one Employer shall be allocated to benefit a Participant of this Plan whose membership arises by reason of his employment with another Employer; provided, however, an Employer making the contribution may so provide at the time of the contribution. If a Participant is simultaneously employed by more than one of the Employers participating in this Plan and each Employer makes a contribution on behalf of such Participant, his benefits arising as a result of the dual employment shall be separately computed for each Employer's contribution just as though such Participant has a separate and distinct membership arising by reason of his employment with each Employer, unless each Employer shall specify an alternate method of computing contributions at the time of the contributions.

              (b) If a Participant transfers during the year from the employment of one Employer to the employment of another Employer, both of which participate in the Plan, and there is no unauthorized absence between the date employment ceases with one Employer and the date employment commences with another Employer, the amount to which such Participant is entitled hereunder on account of his total Compensation for the year of transfer shall be determined by including as part of his total compensation for such year all amounts paid to such Participant by each of the Employers during the Taxable Year in which the transfer occurred.

         5.5  TERMINATION  OF  EMPLOYMENT.  The  Employer  shall  certify to the
              ---------------------------
Trustee and the Plan Administrator upon the termination of the employment of any Participant for any reason (including Normal Retirement, death or Disability), the date of such termination of employment and the reason for such termination of employment. The Trustee and the Plan Administrator shall rely upon such certification in determining the extent to which such Participant shall participate in contributions and earnings of the Trust, and receive payment from the Plan.

         5.6  DETERMINATION OF MAXIMUM ANNUAL ADDITION.
              ----------------------------------------

              (a) The maximum Annual Addition credited to a Participant's Account for any Limitation Year shall not exceed the lesser of: (i) the Defined Contribution Dollar Limitation as defined in Section 1.14 of the Plan, or (ii) twenty-five percent (25%) of the Participant's compensation as defined by section 415(c)(3) of the Code for such Limitation Year. The compensation limitation referred to in (ii) shall not apply to: (i) any contribution for medical benefits after separation from service, within the meaning of section 401(h) or 419A(f)(2) of the Code, which is otherwise treated as an Annual Addition under section 415(l)(1) or section 419A(d)(2) of the Code.

              (b) Prior to the determination of a Participant's actual compensation for a Limitation Year, the maximum Annual Addition may be determined on the basis of the Participant's estimated annual compensation for such Limitation Year. Such estimated annual compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer contribution (including allocation of forfeitures) based on estimated annual compensation shall be reduced by any excess amounts carried over from prior years.

              (c) As soon as is administratively feasible after the end of the Limitation Year, the maximum Annual Addition for such Limitation Year shall be determined on the basis of the Participant's actual compensation for such Limitation Year.

              (d) If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section 5.7, the amount of Annual Additions which may be credited to the Participant's account for any Limitation Year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation Year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the maximum permissible amount, as provided in Section 5.7.

              (e) If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the maximum Annual Addition will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

         5.7 EXCESS ANNUAL  ADDITIONS.  If, as a result of a reasonable error in
             ------------------------
estimating the annual Compensation of a Participant, or a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g)(3) of the Code) that may be made with respect to any individual within the limits of section 415 of the Code, the Annual Additions with respect to any Participant for any Plan Year would exceed the limitations set forth in any provision of this Plan, the excess amount shall be treated as follows:

              (a) Any excess Annual Addition shall be reallocated to the other Participants proportionately on the basis that Employer contributions are allocated to the Participants under the provisions of Section 5.2 to the extent that such allocations do not cause the Annual Additions of any other Participant's Account to exceed the limitations of this Article 5.

              (b) To the extent that such allocation or reallocation of excess amounts causes the limitations of this Article 5 to be exceeded with respect to all Plan Participants for the Plan Year, then such amounts will be held unallocated in a suspense account (hereinafter, a "Section 415 Suspense Account") to be allocated in the next Plan Year(s) prior to the allocation of any amount that would constitute an Annual Addition, on the basis that Employer contributions would be allocated pursuant to Section 5.2 of the Plan.

              (c) If a Section 415 Suspense Account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a Section 415 Suspense Account is in existence at any time during a particular Limitation Year, all amounts in the Section 415 Suspense Account must be allocated and reallocated to Participants' accounts before any Employer contribution or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants, and upon termination of the Plan, any amount remaining in the Section 415 Suspense Account which is unallocable shall revert to the Employer.

         5.8    RULES RELATING TO EMPLOYER WHICH MAINTAINS ONE OR MORE QUALIFIED
                ----------------------------------------------------------------
DEFINED  CONTRIBUTION  PLANS IN ADDITION TO THIS PLAN.
-----------------------------------------------------
              (a) This Section applies if, in addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section 1.7, during any Limitation Year. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. To the extent allowed by the Code, if the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate when added to the contributions under this Plan are equal to or greater than the maximum permissible amount, the Annual Additions with respect to this Plan shall be reduced to the extent necessary to comply with the limits of section 415 of the Code.

              (b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant in the manner described in subsection 5.6(b).

              (c) As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

              (d) If, pursuant to subsection 5.8(c) above, or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

              (e) If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

                   (i)  the total excess amount allocated as of such date, times

                   (ii) the ratio of the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans.

              (f) Any excess amount attributed to this Plan will be disposed in the manner described in Section 5.7.


                                    ARTICLE 6
                             ADMINISTRATION OF FUNDS
                             -----------------------

         6.1  EXPENSES OF TRUST. The Employer may provide the Trustee with funds
              -----------------
to pay all reasonable expenses necessarily incurred by the Trustee or the Investment Manager in the administration of the Trust. Any reasonable expenses of the Trust or the Investment Manager not paid by the Employer shall be paid by the Trust.

         6.2  MAINTENANCE OF ACCOUNTS. The Plan Administrator shall maintain all
              -----------------------
necessary Accounts in the name of each Participant, and an annual statement of each Participant's Accounts as of each Adjustment Date shall be furnished to the Participant, or if the Participant is deceased, to his Beneficiary.

         6.3  INVESTMENT  IN  EMPLOYER  STOCK.  Any cash,  including  dividends,
              -------------------------------
received by the Trustee for the Account of any Participant or credited to such Account may be invested primarily in Employer Stock, to the extent practicable and prudent, subject to the limitations of Section 6.8, and further subject to the liquidity needs of the Plan as established in its funding policy. Pending such investment, the Trustee may retain cash uninvested without liability for interest or may invest all or any part thereof in accordance with the provisions of the Plan and Trust Agreement. All sales of Employer Stock (except Employer Stock held in a Suspense Account) by the Trustee will be charged pro rata to the Accounts of the Participants.

         6.4  CREDITING OF ACCOUNTS.  All dividends, income  and  other property
              ---------------------
received by the Trustee applicable to a Participant's Account shall be credited to that Account.

         6.5      VOTING OF EMPLOYER STOCK.  Employer  Stock  shall  be voted in
                  ------------------------
accordance with Article 9 of the Trust Agreement.

         6.6  VALUATION.  The Trust Fund shall be valued by the Trustee annually
              ---------
at fair market value as of the close of business on each Valuation Date. On such date, the earnings and losses of the Trust shall be allocated to each Participant's Account in the ratio that such Account bears to all Accounts. Fair market value of Employer Stock that is not traded on an established securities market shall be determined by the Plan Administrator in accordance with Department of Labor regulations (if any) based on the appraisal of an independent appraiser, who meets requirements similar to those contained in the Regulations under section 170(a)(1) of the Code. An independent appraisal, however, will not in and of itself be a good faith determination of value in the case of a transaction between the Plan and a disqualified person. Value in a transaction between a Plan and a disqualified person must be determined as of the date of the transaction; and in all other cases, value may be determined as of the most recent Valuation Date.

         6.7  DIVIDENDS. Any dividends received which are attributable to shares
              ---------
held in the Participant's Stock Account shall be allocated to the respective Accounts of Participants in accordance with the number of shares in their respective individual Accounts as of the record date of the dividend.

         6.8  DIVERSIFICATION ELECTION.
              ------------------------

              (a) Each Qualified Participant, as defined in Section 1.39, shall be permitted to direct the Plan as to the investment of up to twenty-five percent (25%) of the value of his Account. The investment direction shall be made within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period, as defined in Section 1.38. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may direct the Plan as to the investment of up to fifty percent (50%) in the aggregate of the value of such Account derived from Employer Stock. In order to make this diversification election, the fair market value of shares of Employer Stock allocated to a

Qualified Participant's Account must be at least five hundred dollars ($500) as of the Adjustment Date immediately preceding the date such Qualified Participant is eligible to make the diversification election.

              (b) The Participant's directions shall be provided to the Plan Administrator in writing, in a form subject to approval by the Plan Administrator, and shall be effectuated no later than 180 days after the close of the Plan Year to which the direction applies. In the alternative to offering a diversification election as provided above, the Plan Administrator may adopt uniform and nondiscriminatory procedures such that a Participant may elect for the Plan to distribute notwithstanding section 409(d) of the Code) the portion of the Participant's account that is covered by the diversification election within 90 days after the last day of the Qualified Election Period. Such distribution shall be subject to such requirements of the Plan concerning put options as would otherwise apply to a distribution of Employer Stock from the Plan. Pursuant to such a distribution, the Qualified Participant may direct the Plan to transfer the portion of the Participant's account that is covered by the election to another qualified plan of the Employer which accepts such transfers, provided that such plan permits employee-directed investment and does not invest in Employer Stock to a substantial degree. Such transfer shall be made no later than 90 days after the last day of the Qualified Election Period.

         6.9  PUT OPTION.
              ----------

              (a) If Employer Stock is distributed to a Participant and such Employer Stock is not readily tradable on an established securities market, a Participant has a right to require the Employer to repurchase the Employer Stock distributed to such Participant under a fair valuation formula. Such stock shall be subject to the provisions of subsection (c) below.

              (b) Employer Stock which is not publicly traded when distributed, or if it is subject to a trading limitation when distributed, must be subject to a put option. For purposes of this Section, a "trading limitation" on an Employer Stock is a restriction under any Federal or state securities law or any regulation thereunder, or an agreement (not prohibited by the Code or ERISA) affecting the Employer Stock which would make the Employer Stock not as freely tradable as stock not subject to such restriction.

              (c) The put option must be exercisable only by a Participant, by the Participant's donees, or by a person (including an estate or its distributee) to whom the Employer Stock passes by reason of a Participant's death. Under this Section, Participant means a Participant or former Participant and the Beneficiaries of the Participant or former Participant under the Plan. The put option must permit a Participant to put the Employer Stock to the Employer. Under no circumstances may the put option bind the Plan or Trust. However, it shall grant the Plan or Trust an option to assume the rights and obligations of the Employer at the time that the put option is exercised. If it is known at the time a loan is made that Federal or state law will be violated by the Employer's honoring such put option, the put option must permit the Employer Stock to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of the Employer or a shareholder other than the Plan or Trust) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

         The put option shall commence as of the day following the date the Employer Stock is distributed to the former Participant and end 60 days thereafter, and if not exercised within such 60 day period, an additional 60 day period shall commence in the subsequent Plan Year following the new valuation of Employer Stock, but in no event shall such additional 60 day period commence later than 15 months following the date the stock was distributed to the former Participant (or later than such other period as provided in regulations promulgated by the Secretary of the Treasury).

         The put option is exercised by the holder notifying the Employer in writing that the put option is being exercised; the notice shall state the name and address of the holder and the number of shares to be sold. The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or state law. The price at which a put option must be exercisable is the value of the Employer Stock determined in accordance with Section 6.6. Payment under the put option involving a "Total Distribution" shall be paid in substantially equal monthly, quarterly, semiannual or annual installments over a period certain beginning not later than 30 days after the exercise of the put option and not extending beyond five years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid under the put option not involving installment distribution must be paid not later than 30 days after the exercise of the put option. Payment under a put option must not be restricted by the provisions of a loan or any other arrangement, including the terms of the Employer's articles of incorporation, unless so required by applicable state law.

         For purposes of this Section, "Total Distribution" means a distribution to a Participant or former Participant within one taxable year of the entire vested Account of the Participant.

              (d) An arrangement involving the Plan that creates a put option must not provide for the issuance of put options other than as provided under this Section. The Plan (and the Trust Fund) must not otherwise obligate itself to acquire Employer Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.


                                    ARTICLE 7
                                    BENEFITS
                                    --------

         7.1  RETIREMENT.
              ----------

              (a)  Normal  Retirement.  As of the  Normal  Retirement  Date of a
                   ------------------
Participant, he may retire from the employ of the Employer. If a Participant continues in the employment of the Employer after his Normal Retirement Date, he shall continue to be treated in all respects as a Participant until his actual retirement.

              (b) Distributions Upon Retirement. No retirement benefits shall be
                  -----------------------------
payable to a Participant until his actual termination of employment, and all retirements shall be effective as of the actual date of termination. As of the Adjustment Date coinciding with or following a Participant's termination of employment on account of retirement on or after his Normal Retirement Age, all amounts then credited to such Participant's Account shall be paid to him or applied for his benefit as soon as administratively possible in accordance with Sections 7.5 and 7.6.

         7.2  DISABILITY.  Upon the  Disability  of a  Participant  while in the
              ----------
employment of the Employer, the total balance of the Participant's Account as of the Adjustment Date coinciding with or immediately following the determination of Disability shall be distributed to said Participant in accordance with Sections 7.5 and 7.6.

         7.3  TERMINATION OF EMPLOYMENT
              -------------------------

              (a) Subject to the provisions of subsections 7.3(b) and (c) below, whenever a Participant ceases to be an Employee of the Employer for reasons other than Disability, retirement on or after Normal Retirement Age, or death (hereinafter referred to as a "Terminating Participant"), the Terminating
Participant shall be paid his vested Account as of the Adjustment Date coinciding with or immediately following his termination of employment, or as soon as administratively possible thereafter. The Terminating Participant shall be vested in all amounts credited to his Account based on his Years of Service according to the following schedule:

               Years of Service               Vested Percentage
               ----------------               -----------------
                      1                              20%
                      2                              40%
                      3                              60%
                      4                              80%
                  5 or more                         100%


              (b) If the value of the Terminating  Participant's  Account at the time of his termination of employment is not in excess of $5,000, and has never exceeded $5,000, the Plan Administrator shall cause to be paid out in a lump sum the entire value of such Participant's vested Account in full discharge of the Plan's obligations to the Participant (hereinafter referred to as an "involuntary cash-out"). The distribution of any involuntary cash-out shall be made as of the Adjustment Date coinciding with or immediately following the Terminating Participant's termination of employment, or as soon as administratively possible thereafter. For purposes of this Section, if the value of a Participant's Account is zero, the Participant shall be deemed to have received a distribution of such vested Account upon his termination of employment.

              (c) If the value of a Terminating Participant's vested Account at the time of his termination of employment exceeds $5,000, the Participant must consent to a distribution for it to be paid by the Plan Administrator prior to the later of the Participant's attainment of Normal Retirement Age, or age 65.

              (d) As of the Adjustment Date coinciding with or immediately following the earliest to occur of the Terminating Participant's fifth consecutive Break in Service, or distribution of the Terminating Participant's vested Account, the nonvested Account of the Participant shall be forfeited. Such amount shall be held in a forfeiture suspense account until it is utilized to offset Employer contributions to the Plan, pursuant to Section 5.2(b)

              (e) If a Terminating Participant who has received a lump sum distribution of his vested Account is subsequently reemployed by the Employer after having incurred five consecutive Breaks in Service, then the Employer shall disregard all service performed by such Employee for which he received such lump sum distribution. If the Terminating Participant returns to the employment of the Employer prior to incurring five consecutive Breaks in Service and repays the amount of the lump sum distribution within five years from the date of subsequent reemployment, his nonvested Account shall be reestablished by the Employer and the Participant's pre-break service with respect to which he received the distribution shall be added to his post-break service for purposes of determining his vested Account. If a Terminating Participant is deemed to receive a distribution pursuant to subsection (b) above, and the Terminating Participant resumes employment covered under this Plan before incurring five consecutive Breaks in Service, upon the reemployment of such Terminating Participant, his nonvested Account will be restored to the amount on the date of such deemed distribution.

              (f) If a Terminating Participant, who did not receive a lump sum distribution returns to the employment of the Employer before incurring five consecutive Breaks in Service after incurring a forfeiture of his nonvested Account, then the nonvested portion of his Account shall be reestablished by the Employer.

              (g) If a Terminating Participant whose Account was not distributed in a lump sum shall return to the employ of the Employer prior to incurring five consecutive Breaks in Service, then the Participant's vested percentage in his pre-break Account shall be increased as a result of his post-break service, and only a single Account need be maintained. If such Terminating Participant shall return to the employ of the Employer after incurring five consecutive Breaks in Service, then the Participant's vested percentage in his pre-break Account shall not be increased as a result of his post-break service, however for his post-break Account both pre-break and post-break service shall be counted if either (i) the Terminating Participant had a nonforfeitable interest in his Account at the time of returning to service; or (ii) upon returning to service the number of consecutive Breaks in Service is less than the number of Years of Service; and provided further that separate Accounts shall be maintained for the Participant's pre-break and post-break Account.

              (h) If a Terminating Participant incurs a Break in Service, and thereafter returns to the employ of the Employer, Years of Service before such Break in Service shall be taken into account for purposes of this Section 7.3, as well as for any other purposes of the Plan only after the Participant has completed one Year of Service following his return to service, but once the

Participant completes one Year of Service following his return to employment, service shall be calculated retroactively to the date the Participant returned to employment.

              (i) For purposes of participation and vesting, if an Employee or Participant does not have any vested right in his Account derived from Employer contributions, Years of Service completed by the Participant or Employee prior to incurring a Break in Service shall be disregarded if the number of consecutive Breaks in Service exceeds the greater of five years or the number of Years of Service the Participant or Employee completed prior to incurring a Break in Service; however, the aggregate number of Years of Service completed before such Break in Service shall not be deemed to include any Years of Service not required to be taken into account by reason of any prior Breaks in Service.

              (j)  Any  amounts  forfeited  by a  Participant  pursuant  to this
Section 7.3 shall be used to offset the Employer's contributions to the Plan.

         7.4  DEATH.
              -----

              (a) If a Participant dies prior to termination of employment, the Participant's Beneficiary shall become fully vested in the deceased Participant's Account. If a Participant or former Participant should die after distributions have begun, but prior to the complete distribution of his Account, then the balance of the Participant's Account as of the Adjustment Date coinciding with or immediately following the date of death, shall be paid to the deceased Participant's Beneficiary, unless an alternate Beneficiary was designated pursuant to the original distribution election. The death benefit shall be distributed to the deceased Participant's Beneficiary in a single lump sum payment and shall be paid as of the Adjustment Date coinciding with or immediately following the date of death.

              (b) At any time, and from time to time, within the limits set forth in Section 1.8, each Participant shall have the right to designate the Beneficiary to receive the death benefit and to revoke any such designation, provided, that if the Participant shall be married, he can name someone other than his spouse as the recipient of his death benefit only with the consent of his spouse. The spousal consent must be in the form of a waiver which must acknowledge the effect of the waiver and must be either witnessed by a Plan representative or acknowledged before a notary public. If a Participant shall die without leaving a Beneficiary and no designation is on file with the Employer at the time of the death of the Participant, or if such designation is not effective for any reason, as determined by the Employer, then the surviving spouse of the Participant shall be conclusively deemed to be the Beneficiary designated to receive such death benefit, and the distribution shall be made in the manner selected by the Beneficiary, and if the Participant shall have no surviving spouse, the executor or administrator of the estate of such Participant shall be designated to receive such death benefit.

              (c) The Employer shall notify the Trustee of the death of a Participant or former Participant and shall furnish the Trustee with an authenticated copy of the Beneficiary designation for such deceased Participant. The Trustee shall rely upon such designation for the purpose of distributing death benefits hereunder.

              (d) The Employer may require such proof of death and such evidence of the right of any person to receive distributions of the benefits of the deceased Participant as it may deem advisable.

         7.5   METHOD  OF   DISTRIBUTION  OF  BENEFITS.  The  benefits  provided
               ---------------------------------------
hereunder shall be distributed in a single lump sum payment.

         No earnings or losses shall be credited or debited to a Participant's Account between the end of the Plan Year date as of which his Account is valued for payment and the date of actual payment in the following Plan Year.

         7.6  FORM OF DISTRIBUTION.
              --------------------

              (a) If the Employer's charter or bylaws restrict the ownership of substantially all of all outstanding securities of the Employer to Employees or to a trust described in section 401(a) of the Code, all distributions under this Plan shall be in cash; any other provisions of the Plan contemplating distributions in the form of stock, including the remainder of this Section, shall not apply.

              (b) Subject to the restrictions in the Plan and if subsection (a) above is not applicable, the Plan Administrator may elect to make distributions of such Participant's benefits in cash, in Stock, or in any combination thereof, provided any form of distribution shall be selected on a nondiscriminatory basis; and provided further, that, before making any distributions of benefits to a Participant or his Beneficiary in any form other than Stock, such Participant or Beneficiary shall be given an option to elect to receive distribution of such benefits in the form of Stock. The Plan Administrator shall establish procedures for the conversion or redemption at the election of the Participant. Said option to receive Stock shall be in writing and shall be exercisable for a period of 30 days following the date of delivery thereof to said Participant or Beneficiary.

              If distribution of Stock is required and if Stock is not available for purchase by the Trustee, then the Trustee shall hold such balance until such Stock is acquired and then make the required distribution. The Trustee will make distributions from the Trust only on instructions from the Plan Administrator. The distribution of shares of Stock to Participants shall be deferred until five days after the delivery by the Participant of a signed statement, in such form as the Plan Administrator shall require, which statement, if determined to be necessary by the Plan Administrator, may contain the acknowledgment of such Participant that:

                   (i) The Participant is acquiring the shares for his own Account and not with a view to or for sale in connection with any distribution thereof;

                   (ii) The shares are being acquired in a transaction not involving a public offering and without being registered under the Securities Act of 1933, as amended (the "'33 Act"), and that such shares may not be sold except in a transaction that complies with the requirements of the '33 Act and the Rules and Regulations promulgated thereunder;

                   (iii) The certificates evidencing the shares will contain a legend setting forth or referring to the restriction against transfer set forth in this Plan and such other restrictions to which the transfer of the shares may be subject by the provisions of the Articles of Incorporation or by-laws of the Employer applicable to all other shares of the same class;

                   (iv) The shares are being acquired in a private transaction without being registered under the '33 Act and the Employer has neither the obligation nor the intention to effect any such registration and therefore such shares must be held by the Participant indefinitely and without any market therefor unless the shares are subsequently registered under the '33 Act or an exemption from the registration provisions of the '33 Act is available;

                   (v) The Participant has been advised that Rule 144 under the '33 Act (which Rule permits sales of securities in limited amounts in accordance with the terms and conditions of such Rule) may not be applicable to resales of such shares, and that no assurance has been given the Participant as to whether or when there may be any registration statement under the '33 Act covering the shares being distributed, or whether or when such Rule or any other exemption from the requirements for registration under the '33 Act might be applicable.

              (c) The Plan Administrator shall notify the Trustee in writing of the separation from service of any Participant and the manner in which the benefits of such Participant are to be paid. The Trustee shall rely upon such notice for the purpose of paying benefits hereunder.

         7.7 Commencement of Distribution of Benefits. Distribution to any Participant of his Account must commence within sixty (60) days after the close of the Plan Year in which the latest of the following events shall occur:

              (a) The Participant attains 65 years of age; or

              (b) The tenth anniversary of such Participant's commencement of participation in the Plan occurs; or

              (c) There is an actual termination of the Participant's employment with the Employer.

         The purpose of this Section is to provide a limitation, subject to the incidental death benefit rules, on the latest date upon which payment of benefits under the Plan can commence. This Section shall not pre-empt other provisions of the Plan which require or permit payment of benefits at an earlier date.

         7.8  LIMITATION ON THE DISTRIBUTION OF BENEFITS.
              ------------------------------------------

              (a)  The   requirements   of  this  Section  shall  apply  to  any
distribution of a Participant's interest and will take precedence over any inconsistent provisions of the Plan.

              (b) All distributions required under this Article 7 shall be determined and made in accordance with the proposed regulations under section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

              (c) The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date, as defined in subsection (e), below.

              (d) As of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof);

                   (i) the life of the Participant,

                   (ii) the life of the Participant and a Beneficiary,

                   (iii)  a  period  certain  not  extending   beyond  the  life
expectancy of the Participant, or

                   (iv) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Beneficiary.

              (e) The "Required Beginning Date" of a Participant who is not a five percent (5%) owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs. The Required Beginning Date of a Participant who is a five percent (5%) owner during any year beginning after January 30, 1979, is the first day of April following the later of:

                   (i) the calendar year in which the Participant attains age 70 1/2, or

                   (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a five percent (5%) owner, or the calendar year in which the Participant retires.

              A Participant is treated as a five percent (5%) owner for purposes of this subsection, if such Participant is a five percent (5%) owner as defined in section 416(i) of the Code (determined in accordance with section 416(i) but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

              Once distributions have begun to a five percent (5%) owner under this subsection, they must continue to be distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

         7.9  RESTRICTIONS ON METHODS OF DISTRIBUTION. Notwithstanding any other
              ---------------------------------------
provision of the Plan, distribution of benefits payable to a Participant pursuant to the Plan shall be subject to the following restrictions in accordance with section 401(a)(9) of the Code and the Regulations thereunder:

              (a) If a Participant dies before his entire Account has been distributed, then the undistributed portion of his Account must be distributed to the Participant's Beneficiary using a method of distribution at least as rapid as the method being used at the date of the Participant's death.

              (b) If a Participant dies before the distribution of any portion of his Account begins, the distribution of the Participant's entire interest shall be completed by January 30 of the calendar year containing the fifth anniversary of the Participant's death.

              (c) For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount become payable to the surviving spouse when the child reaches the age of majority.

              (d)  For  the  purposes  of  this  Section,   distribution   of  a
Participant's interest is considered to begin on the Participant's Required Beginning Date.

         7.10 DIRECT ROLLOVERS.
              ----------------

              (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

              (b) The following definitions apply to this Section:

                   (i) "Eligible Rollover Distribution." An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                   (ii) "Eligible Retirement Plan." An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                   (iii) "Distributee." A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                   (iv) "Direct Rollover." A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         7.11 QUALIFIED DOMESTIC RELATIONS ORDERS.
              -----------------------------------

              (a)  Notice.  Should the Plan  receive a judgment, decree or order
                   ------
entered or enforceable pursuant to North Carolina domestic relations law, and relating to the provision of child support, alimony payments or marital property rights of a spouse, child or other dependent of the Participant, then:

                   (i)  The  Plan   Administrator   shall  promptly  notify  the
Participant and any Alternate Payee of the receipt of such order and the Plan's procedures for determining its qualified status, and

                   (ii) The Plan Administrator within a reasonable time shall determine the qualified status of such order as set forth in subsection (b), and notify the Participant and each Alternate Payee upon such determination.

              (b) Requirements of Qualified Domestic Relations Order. Subject to
                  --------------------------------------------------
any regulations promulgated by the Treasury Department, the Plan Administrator shall determine whether a domestic relations order constitutes a Qualified Domestic Relations Order by determining whether the following requirements prescribed in section 414(p) of the Code have been met. The order must:

                   (i) Create or recognize the existence of, or assign to any spouse, former spouse, child or other dependent of a Participant (hereinafter referred to as an "Alternate Payee") the right to receive all or any portion of the benefits payable with respect to a Participant under the Plan;

                   (ii) Clearly specify the following facts:

                    (A) The name and last known mailing address of each Participant and Alternate Payee covered by the order,

                    (B) The amount or percentage, or the manner of determining same, of the Participant's benefits to be paid by the Plan to the Alternate Payee,

                    (C) The number of payments or period to which the order applies, and

                    (D) Each plan to which the order applies.

                   (iii) Not require the Plan to provide any type or form of benefit not otherwise provided by its terms, or provide an increased benefit, or be in conflict with the payment provisions of any order previously determined to be a Qualified Domestic Relations Order. An order, however, shall not be considered to provide any type or form of benefit not otherwise provided, merely because the order requires payment be made to an Alternate Payee on or after the date on which the Participant attains the earliest retirement age without regard to whether the Participant has separated from service; such payments are to be computed as if the Participant retired on the date on which payments begin pursuant to the order, but shall take into account only the present value (using a five-percent (5%) interest rate) of the benefits accrued and not any Employer subsidy for early retirement and, furthermore, can be paid in any form except a joint and survivor annuity.

              (c)  Treatment Pending  Determination.  During any period in which
                   --------------------------------
the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined pursuant to this section, a separate account in the Plan shall be maintained consisting of the amount which would have been payable to the Alternate Payee during such period if the order had been determined to be qualified. If within 18 months the order is determined to be a Qualified Domestic Relations Order, the segregated amount (plus any interest thereon) shall be paid to the Alternate Payee. If within 18 months the issue is not resolved, or the order is determined not be a Qualified Domestic Relations Order, then the segregated amount (plus any interest thereon) shall be paid or re-credited to the Account of the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a Qualified Domestic Relations Order which is made subsequent to the 18 month period shall be applied prospectively only.

              (d)  Application  to   Distribution.   All  rights  and  benefits,
                   ------------------------------
including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any Alternate Payee pursuant to the provisions of this Section.

              (e)  Time and Form of Distribution.  Notwithstanding  anything  in
                   -----------------------------
this Plan to the contrary, an Alternate Payee shall be eligible for a distribution under the following terms:

                   (i) The Plan Administrator, at the election of the Participant, shall direct the Trustee to distribute to an Alternate Payee his interest in the Participant's Account as determined by the "Qualified Domestic Relations Order" within 18 months of the date said order is received.

                   (ii) The distribution shall be made in a lump-sum if the amount required to be distributed is less than ten percent (10%) of liquid plan assets, as determined by the Trustee.

                   (iii) If (ii) does not apply, the distribution shall be made in five substantially equal, annual installments.

                   (iv) Distributions shall only be made to the extent that the amounts to be distributed have been accumulated in the Participant's Account for at least two years or the Participant has completed five years of participation in the Plan.

                   (v) If the amount payable to the Alternate Payee exceeds five thousand dollars ($5,000), no amount may be distributed without the written consent of the "Alternate Payee."

                   (vi) If the Alternate Payee dies prior to the distribution of his entire interest in the Plan, any remainder shall be paid to his estate not later than 60 days following the end of the Plan Year in which he died.

                   (vii) Balances held in the account of an Alternate Payee shall be treated as a segregated account charged with its own earnings and losses and subject to the investment direction of the Alternate Payee.

         7.12  DEFINITIONS.  For  purposes  of  this  Article  7 , the following
               -----------
definitions shall apply:

              (a) "Applicable life expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Beneficiary) as of the Participant's (or Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated, such succeeding calendar year.

              (b) "Beneficiary" shall mean the individual who is designated as the Beneficiary under Section 1.8 of the Plan in accordance with section 401(a)(9) and the proposed regulations thereunder.

              (c) "Distribution calendar year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 7.7.

              (d) "Life expectancy" shall mean life expectancy, and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the income tax regulations. Unless otherwise elected by the Participant (or spouse, in the case of death distributions) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

              (e) "Participant's benefit" shall mean:

                   (i) The Account as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                   (ii) For purposes of subsection (i) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the Required Beginning Date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.


                                    ARTICLE 8
                              ACCOUNTING PROCEDURES
                              ---------------------

         8.1  TRUST ACCOUNTS.
              --------------

              (a) The Trustee shall establish for each Participant a Stock Account, as provided in subsection 5.1(a), which shall be credited with the total number of whole and fractional shares of Stock allocated to such Participant and stock dividends paid on such Stock.

              (b) The Trustee shall establish as part of the Trust an Other Investments Account, as provided in subsection 5.1(c), which shall be credited with all cash and assets, other than Employer Stock, and the net income and net loss of the Trust, and which shall be debited with payments made by the Trust to purchase Employer Stock.

              (c) The Trustee shall establish such other Accounts as the Plan Administrator shall require from time to time.

                                    ARTICLE 9
                    ADOPTION, AMENDMENT, TERMINATION, MERGER,
                    -----------------------------------------
                       CONSOLIDATION OR TRANSFER OF ASSETS
                       -----------------------------------

         9.1  AMENDMENT OF PLAN.
              -----------------

              (a) The Board of Directors shall have the right to amend the Plan, including the agreement establishing the Trust, in whole or in part, at any time and from time to time, by duly-adopted resolution, including amending the Plan so that it is no longer designed to invest primarily in Employer Stock; provided, however, that the Plan Administrator shall have the right to amend the Plan so long as such amendment does not materially increase the Employer's cost under the Plan or materially change the nature of the Plan. However, no change may be made which shall vest in the Employer, directly or indirectly, any interest, ownership, or control of any of the present or subsequent funds of the Trust or in any of the present or subsequent funds set aside for Participants pursuant to the Plan; and no amendment shall increase or change the duties or the liabilities of the Trustee without the Trustee's specific consent thereto in writing. No portion of the funds of the Trust, by reason of any amendment, shall be used for, or diverted to purposes other than for the exclusive benefit of Participants and their Designated Beneficiaries or for administration expenses of the Plan.

              (b) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this Section 9.1, a Plan amendment which has the effect of decreasing a Participant's Account or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Participant's right to his Employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

              (c) In addition, no such amendment shall have the effect of terminating the protections and rights set forth in Section 6.9, unless such termination shall then be permitted under the applicable provisions of the Code and Regulations. For purposes of this Section, a Plan amendment which has the effect of (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy, (ii) eliminating an optional form of benefit (as provided in Regulations) or (iii) restricting, directly or indirectly, the benefit provided to any Participant prior to the amendment shall be treated as reducing the amount credited to the account of a Participant except that an amendment described in clause (ii) (other than an amendment having an effect described in clause (i)) shall not be treated as reducing the amount credited to the Account of a Participant to the extent so provided in Regulations. Any Plan amendment which modified distribution options in a nondiscriminatory manner shall not be treated as reducing the amount credited to the Account of a Participant.

              (d) Subject to the foregoing limitations, the Board of Directors shall have the power to amend the Plan and Trust Agreement in any manner which is deemed to be desirable, including, but not by way of limitation, the right to increase or diminish contributions hereunder, to change or modify the method of allocation of such contributions, to change any provisions relating to the administration of the Plan, and to change any provisions relating to the distribution or payment, or both, of any of the assets of the Trust.

         9.2 ELECTION OF PRIOR  VESTING.  No  amendment to the vesting  schedule
             --------------------------
shall be permitted to decrease the vested amount of the benefits which any Participant had accrued prior to such amendment, and a Participant who has at least three Years of Service may elect to have his nonforfeitable percentage computed without regard to the amended vesting schedule. For Participants who do not have at least one Hour of Service in any Plan Year beginning after the Effective Date, the preceding sentence shall be applied by substituting "five Years of Service" for "three Years of Service." Such election must be made without regard to the amended vesting schedule. Such election must be made within 60 days after the latest of the following dates: (a) the date the amendment is adopted, (b) the date the amendment becomes effective, or (c) the date the Participant is notified in writing of the amendment.

         9.3  DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION OF PLAN AND TRUST.
              -----------------------------------------------------------------

              (a) If the Employer decides it is impossible or inadvisable to make its contributions as herein provided, the Employer shall have the power to terminate its participation in the Plan by appropriate resolution of its Board of Directors, subject to the approval of the Board of Directors. A certified copy of such resolution or resolutions shall be delivered to the Trustee, and as soon as possible thereafter, the Plan Administrator shall advise each affected Participant of the termination. After the date specified in such resolutions the terminating Employer shall make no further contributions under the Plan. However, the Trust shall remain in existence and all of the remaining provisions of the Plan, other than the provisions for contributions by the Employer terminating its participation in the Plan shall remain in full force and effect. All Accounts of Participants whose membership in the Plan arises by reason of their employment with such terminating Employer shall continue to be held, administered and distributed by the Trustee in accordance with the provisions of this Plan.

              (b) If an Employer shall terminate its participation in the Plan as heretofore provided or shall suspend contributions in such manner as to constitute a termination of its participation in the Plan or a partial termination of the Plan, the accounts of each Participant whose membership arises by reason of his employment with such terminating Employer shall remain fully vested and nonforfeitable; and such Participant shall have the right to receive one hundred percent (100%) of his Account in the manner provided in the Plan.

              (c) If the terminating Employer shall decide to completely terminate its participation in the Plan and the Trust with respect to its Employees, such termination shall be effective as of a date to be specified in certified copies of its resolutions to be delivered to the Trustee and other Employers, and communicated to the Participants conditioned on the satisfaction of all applicable regulatory requirements. Upon termination of the Plan and

Trust with respect to the terminating Employer, and after payment of all expenses and proportional adjustment of accounts of Participants of the terminating Employer to reflect such expenses, Trust Fund profit or losses, and reallocations to the date of termination, each employed or retired Participant with respect to the terminating Employer shall be entitled to receive his Account. The Trustee shall make payment of such amounts to such Participants in accordance with the provisions of Article 7 above, unless the terminating Employer shall direct that payment be made in a trustee-to-trustee transfer to another qualified plan.

         9.4  MERGER, CONSOLIDATION, OR TRANSFER. No merger, consolidation with,
              ----------------------------------
or transfer of assets to any other plan, shall occur unless each Participant would receive a benefit immediately after such merger, etc. (if the Plan then terminated) which is at least equal to the benefit the Participant would have received immediately before such merger, etc. (if the Plan had terminated).

         9.5  ADOPTION BY AFFILIATED EMPLOYERS.  Notwithstanding anything herein
              --------------------------------
to the contrary, with the consent of the Employer, an Affiliated Employer may adopt this Plan and all of the provisions hereof, and participate herein and be known as an Employer, by a properly executed document evidencing said intent and will of such Affiliated Employer.

         9.6 DESIGNATION OF AGENT. Each Employer shall be deemed to be a part of
             --------------------
this Plan; provided, however, that with respect to all of its relations with the Trustee and Plan Administrator for the purpose of this Plan, each Affiliated Employer adopting the Plan shall irrevocably designate Krispy Kreme Doughnut Corporation as its agent, and action by Krispy Kreme Doughnut Corporation shall be binding on all Employers.

         Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Employer as related to its adoption of the Plan.


                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         10.1  NO GUARANTY OF EMPLOYMENT.  The adoption and  maintenance  of the
               -------------------------
Plan shall not be deemed to constitute a contract between the Employer and any Employee or to be a consideration for, or an inducement or condition of, the employment of any person. Nothing herein contained shall be deemed to give any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee at any time, nor shall it be deemed to give the Employer the right to require the Employee to remain in its employ, nor shall it interfere with the Employee's right to terminate his employment at any time.

         10.2  PROVISION OF BENEFITS.  All benefits payable under the Plan shall
               ---------------------
be paid or provided for solely from the Trust Fund, and the Employer assumes no liability or responsibility therefor.

         10.3  HEADINGS.  The  headings of articles  and  sections  are included
               --------
solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan and the Trust Agreement, the text shall control.

         10.4 GOVERNING LAW. All legal questions pertaining to the Plan shall be
              -------------
determined in accordance with the laws of the State of North Carolina insofar as the same shall be applicable and not superseded by ERISA.

         10.5 SPENDTHRIFT CLAUSE.
              ------------------

              (a) To the extent permitted by law, Participants are prohibited from anticipating, encumbering, alienating or assigning any of their rights, claims or interest in this Trust or in any of the assets thereof, and no undertaking or attempt to do so shall in any way bind the Plan Administrator or the Trustee or be of any force or effect whatever. Furthermore, to the extent permitted by law, no such rights, claims or interest of a Participant in this Trust or in any of the assets thereof shall in any way be subject to such Participant's debts, contracts or engagements, nor to attachment, garnishment, levy or other legal or equitable procesection

              (b) Anything to the contrary herein notwithstanding, to the extent permissible under applicable law, a Participant's interest hereunder is subject to all bona fide and existing debts owed by such Participant to the Plan and Trust, if any, and upon such Participant or the Beneficiary of such Participant becoming entitled to receive a distribution hereunder, the Trustee, if it shall prior to disbursement have received certified notice or confirmation from the Plan Administrator in such form as it may reasonably require of the fact and amount of such indebtedness, shall pay first from the distribution as payable the amount of such indebtedness to the Plan and Trust with the remainder, if any, being payable as otherwise provided herein. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Plan Administrator that such indebtedness is to be so paid in whole or part from his Participant's vested Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against the Participant's vested Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Section 10.8.

              (c) The foregoing provision against the assignment of a Participant's right in the Plan shall not apply in the case of a Qualified Domestic Relations Order which is determined by the Plan Administrator to meet the requirements of section 414(p) of the Code.

         10.6 SEVERABILITY. If any provisions of this Plan shall be held illegal
              ------------
or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable and the Plan shall be construed and enforced as if said illegal and invalid provisions had never been inserted herein.

         10.7  AUTHORITY  OF TRUSTEE.  All persons  dealing with the Trustee are
               ---------------------
hereby released from any necessity for questioning the authority of the Trustee hereunder or to see to the application of any moneys, securities or other property paid or delivered to the Trustee as a purchase price or otherwise.

         10.8  CLAIMS. A Participant or Beneficiary shall have the right to file
               ------
a claim, inquire if he has any right to benefits, or appeal the denial of a claim. A claim will be considered as having been filed when a written or oral communication is made by the person (or his authorized representative) which brings his claim request to the attention of the Plan Administrator. The Plan Administrator will notify the claimant in writing within a reasonable period of time after the claim is filed if the claim is wholly or partially denied. This notice will be in writing in a manner calculated to be understood by the claimant and will include:

              (a) The reason or reasons for denial;

              (b) Specific reference to the provisions of the Plan or Trust Agreement that apply in the case;

              (c) A description of any additional material or information that would be helpful to the Plan Administrator in further review of the claim, and reason or reasons why it is necessary; and

              (d) An explanation of the Plan's claim appeal procedure.

         If a claim is denied, the claimant may file an appeal asking the Plan Administrator to conduct a full and fair review of his claim. An appeal must be made in writing no more than 60 days after the claimant receives written notice of the denial. The claimant may review any documents that apply to the case and may also submit points of disagreement and other comments in writing along with the appeal. The decision of the Plan Administrator regarding the appeal will be given to the claimant in writing no later than 60 days following receipt of the appeal. However, if a hearing is held or there are special circumstances involved, the decision will be given no later than 120 days after receiving the appeal.

         10.9  NUMBER AND GENDER.  Masculine  pronouns  shall  include  both the
               -----------------
masculine and feminine gender (and vice versa), and the singular shall include the plural (and vice versa) unless the context indicates otherwise. The pronouns "it" and "its" shall refer to a natural person (and vice versa) if the context so requires.

         10.10 AUDIT.
               -----

              (a) If an audit of the Plan's records shall be required for any Plan Year, the Plan Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Plan Administrator and the Trustee a report of his audit setting forth his opinion as to whether each of the following statements, schedules or lists, or any others that are required by section 103 of ERISA or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently:

                   (i) statement of the assets and liabilities of the Plan;

                   (ii) statement of changes in net assets available to the Plan;

                   (iii) statement of receipts and disbursements, a schedule of all assets held for investment purposes, a schedule of all loans or fixed income obligations in default at the close of the Plan Year;

                   (iv) a list of all leases in default or uncollectible during the Plan Year;

                   (v) the most recent annual statement of assets and liabilities of any bank common or collective trust fund in which Plan assets are invested or such information regarding separate accounts or trusts with a bank or insurance company as the Trustee and Plan Administrator deem necessary; and

                   (vi) a schedule of each transaction or series of transactions involving an amount in excess of five percent (5%) of Plan assets.

              All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

              (b) If some or all of the information necessary to enable the Plan Administrator to comply with section 103 of ERISA is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in section 103(b) of ERISA within 120 days after the end of the Plan Year or by such other date as may be prescribed under regulations of the Secretary of Labor.


                                   ARTICLE 11
                              TOP-HEAVY PLAN RULES
                              --------------------

         11.1  EFFECT  OF  ARTICLE  11 ON  PLAN.  Notwithstanding  any  contrary
               --------------------------------
provisions contained in any other Article of the Plan, if the Plan shall be a Top-Heavy Plan (as hereinafter defined) this Article shall control; and any contrary terms of the Plan shall be deemed replaced by the provisions of this Article. However, this Article shall not become effective until the Plan is determined to be a Top-Heavy Plan; thereafter, it shall continue in effect only during those Plan Years in which the Plan is a Top-Heavy Plan or as otherwise required by law. In addition, the requirements of Sections 11.2 and 11.3 shall not apply with respect to any Employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and one or more Employers if there is evidence that retirement benefits were the subject of good faith bargaining between the parties. Further, the Account of any individual who has not performed any service for the Employer at any time for the five year period ending on the Determination Date shall not be considered in determining whether the Plan is a Top-Heavy Plan.

         11.2  DEFINITIONS.  For purposes of this Article 11, and Articles 5 and
               -----------
7, the following words and terms shall have the following meanings:

              (a) "Key Employee" shall mean:

                   (i) Any Employee or former Employee (and the surviving spouse or other Beneficiary of such Employee) who at any time during the Determination Period was an officer of the Employer having an annual "415 Compensation" greater than one hundred fifty percent (150%) of the amount in effect under section 415(b)(1)(A) of the Code for the calendar year in which such Plan Year ends. No more than 50 employees (or, if the Employer shall have fewer than fifty
(50) Employees, the greater of three percent (3%) or ten percent (10%) of the Employees) shall be considered officers.

                   (ii) An Employee who owns (or is considered to own undersection 318 of the Code) one of the ten largest interests in the Employer providing such interest is greater than one-half percent (1/2%), and further providing that such individual's "415 Compensation" exceeds the dollar limitation under section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends [if two Employees have the same interest in the Employer, the Employee having greater annual "415 Compensation" shall be treated as having a larger interest]; or

                   (iii) A five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer who has an annual "415 Compensation" of more than one hundred fifty thousand dollars ($150,000).

         The Determination Period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the regulations thereunder. For purposes of determining whether an individual has "415 Compensation" of one hundred and fifty thousand dollars ($150,000), or whether an individual is a Key Employee by reason of being an officer or a top ten owner, compensation from each entity required to be aggregated under sections 414(b), (c) and (m) is to be taken into account.

              (b) "415  Compensation"  shall  mean  compensation  as  defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, 402(a)(8), 402(h) or 403(b) of the code.

              (c) "Top-Heavy Plan": shall mean a Plan for which the following conditions exist:

                   (i) If the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                   (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%).

                   (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

              (d)  "Top-Heavy Ratio" shall mean:

                   (i) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has never maintained any defined benefit plan which has covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date, and the denominator of which is the sum of all account balances of all Participants as of the Determination Date. Both the numerator and the denominator of the Top-Heavy Ratio are adjusted to reflect any Contribution which is due but unpaid as of the Determination Date. In determining the above account balances, such amount must be increased by the aggregate distributions made within the five year period ending on the Determination Date as well as distributions under a terminated plan for the same five year period which if it had not been terminated would have been required to be included in an aggregation group.

                   (ii) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the Present Value of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all Participants and the Present Value of accrued benefits under the defined benefit plans for all Participants. Both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an account balance or an accrued benefit made in the five year period ending on the Determination Date, as well as any distributions during the same five year period under a terminated plan which if it had not been terminated would have been required to be included in an aggregation group, and any contribution due but unpaid as of the Determination Date.

                   (iii) For purposes of (i) and (ii) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12 month period ending on the Determination Date. The account balances and accrued benefits of the Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code, and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and the Present Value of accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

              (e) "Permissive Aggregation Group" shall mean the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code. Plans not within the Required Aggregation Group may only be included in the Permissive Aggregation Group if the contributions and benefits under the plans not within the Required Aggregation Group are comparable to the contributions and benefits provided under any plan included within the Required Aggregation Group.

              (f) "Required Aggregation Group" shall mean (i) Each qualified plan of the Employer in which at least one Key Employee participates in the Plan Year containing the Determination Date, or any of the four (4) preceding Plan Years, and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of sections 401(a)(4) and 410 of the Code.

              (g) "Determination Date" shall mean for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year; and for the first Plan Year of the Plan, the last day of that year.

              (h) "Valuation Date" shall mean the last day of the Plan Year on which account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio. The valuation date must be the most recent valuation date within a 12 month period ending on the determination date.

              (i) "Present Value" shall be based on the annual effective interest rate of five percent (5%) unless specifically designated otherwise in this Plan, and actuarial assumptions shall be based on the following mortality tables: (i) PBGC-I for males, and (ii) PBGC-II for females.

              (j) "Non-Key Employee" shall mean any Employee who is not a Key Employee.

              (k) "Five Percent (5%) Owner and One Percent (1%) Owner" shall be defined as follows:

                   (i) "Five Percent (5%) Owner shall mean any person who owns (or is considered as owning pursuant to section 318 of the Code) more than five percent (5%) of the outstanding stock of the corporation, or stock possessing more than five percent (5%) of the total combined voting power of all stock of the corporation.

                   (ii) "One Percent (1%) Owner" shall mean any person who would be described in subsection (i) above if one percent (1%) were substituted for five percent (5%).

                   (iii) For purposes of this subsection 11.2(j) the provisions of section 318(a)(2)(C) of the Code shall be applied by substituting "five percent (5%)" for "fifty percent (50%)."

                   (iv) The aggregation rules of subsections (b), (c), and (m) of section 414 of the Code shall not apply for purposes of determining ownership in the Employer.

              (l) The Maximum Annual Compensation taken into account under a Top-Heavy Plan may not exceed the first two hundred thousand dollars ($200,000) of any Employee's annual compensation (or such greater amount as may be subsequently allowed as a cost of living adjustment by law or regulations prescribed thereunder).

         11.3  MINIMUM CONTRIBUTION.
               --------------------

              (a) If the Plan  shall  be a  Top-Heavy  Plan  for any Plan  Year, except as otherwise provided in (c) and (d) below, the sum of Employer Contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent (3%) of such Participant's compensation or, in the case where the Employer has no defined benefit plan which designates this Plan as satisfying section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the first two hundred thousand dollars ($200,000) of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. For purpose of this Section, if the highest percentage rate allocated to a Key Employee for a Plan Year in which the Plan is Top-Heavy is less than three percent (3%), all amounts contributed as a result of a salary reduction agreement are included in determining the Employer contributions made on behalf of a Key Employee. The minimum contribution is determined without regard to any Social Security contribution. Such minimum contribution shall be made and allocated to the account of the Participant even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a smaller allocation for the year because of
(i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or (ii) the Participant's failure to make mandatory Employee contributions to the Plan, or (iii) the Participant's compensation was less than a stated amount.

              (b) Subsection (a) above shall not apply to any Participant who terminated employment during the year for a reason other than death, Disability, or Retirement, and who was not employed by the Employer on the last day of the year.

              (c) If this Plan is Top-Heavy and the Employer has one or more additional plans which are also Top-Heavy, the minimum contribution for a

Non-Key Employee who is a Participant of this Plan as well as another Top-Heavy Plan shall be provided by the other plan, unless otherwise provided by the Employer.

              (d) The minimum contribution required (to the extent required to be nonforfeitable under section 416(b)) may not be forfeited under sections 411(a)(3)(B) or 411(a)(3)(D) of the Code.

              (e) For any Plan Year in which the Plan is Top-Heavy, the amount of a Participant's annual compensation taken into account for purposes of determining Employer Contributions under the Plan shall not exceed the limit established by section 401(a)(17) of the Code.


         IN WITNESS WHEREOF, Krispy Kreme Doughnut Corporation has caused these presents to be executed by its duly authorized officers and its corporate seal to be hereunto affixed, and the individuals comprising the Trustee have set their hands and seals hereto, all as of the day and year first above written.

                                         KRISPY KREME DOUGHNUT CORPORATION
[CORPORATE SEAL]


                                         By: /s/ J. Paul Breitbach
                                            ----------------------
                                         Executive Vice President



ATTEST:

/s/ Randy S. Casstevens
-----------------------
Secretary